EXHIBIT 99.1

                        SIGNATURES OF REPORTING PERSONS

    This Statement on Form 4 is filed by the Reporting Persons listed below.

November 8, 2019

                                  WP XII INVESTMENTS B.V.

                                  By:  /s/ G.F.X.M Nieuwenhuizen
                                       -------------------------------------
                                       Name:  G.F.X.M Nieuwenhuizen
                                       Title: Managing Director A

                                  By:  /s/ Tara O'Neill
                                       -------------------------------------
                                       Name:  Tara O'Neill
                                       Title: Managing Director A

                                  WP XII INVESTMENTS COOPERATIEF U.A.

                                  By:  /s/ G.F.X.M Nieuwenhuizen
                                       -------------------------------------
                                       Name:  G.F.X.M Nieuwenhuizen
                                       Title: Managing Director A

                                  By:  /s/ Tara O'Neill
                                       -------------------------------------
                                       Name:  Tara O'Neill
                                       Title: Managing Director A

                                  WARBURG PINCUS (CALLISTO) PRIVATE
                                  EQUITY XII (CAYMAN), L.P.

                                  By: Warburg Pincus (Cayman) XII, L.P.,
                                      its general partner
                                  By: Warburg Pincus (Cayman) XII GP LLC,
                                      its general partner
                                  By: Warburg Pincus Partners II (Cayman), L.P.,
                                      its sole member
                                  By: Warburg Pincus (Bermuda) Private Equity
                                      GP Ltd.,
                                      its general partner

                                  By:  /s/ Robert B. Knauss
                                       -------------------------------------
                                       Name:  Robert B. Knauss
                                       Title: Authorised Signatory

                                  WARBURG PINCUS (EUROPA) PRIVATE
                                  EQUITY XII (CAYMAN), L.P.

                                  By: Warburg Pincus (Cayman) XII, L.P.,
                                      its general partner
                                  By: Warburg Pincus (Cayman) XII GP LLC,
                                      its general partner
                                  By: Warburg Pincus Partners II (Cayman), L.P.,
                                      its sole member
                                  By: Warburg Pincus (Bermuda) Private Equity
                                      GP Ltd.,
                                      its general partner

                                  By:  /s/ Robert B. Knauss
                                       -------------------------------------
                                       Name:  Robert B. Knauss
                                       Title: Authorised Signatory

                                  WARBURG PINCUS (GANYMEDE)
                                  PRIVATE EQUITY XII (CAYMAN), L.P.

                                  By: Warburg Pincus (Cayman) XII, L.P.,
                                      its general partner
                                  By: Warburg Pincus (Cayman) XII GP LLC,
                                      its general partner
                                  By: Warburg Pincus Partners II (Cayman), L.P.,
                                      its sole member
                                  By: Warburg Pincus (Bermuda) Private Equity
                                      GP Ltd.,
                                      its general partner

                                  By:  /s/ Robert B. Knauss
                                       -------------------------------------
                                       Name:  Robert B. Knauss
                                       Title: Authorised Signatory

                                  WARBURG PINCUS PRIVATE EQUITY
                                  XII-B (CAYMAN), L.P.

                                  By: Warburg Pincus (Cayman) XII, L.P.,
                                      its general partner
                                  By: Warburg Pincus (Cayman) XII GP LLC,
                                      its general partner
                                  By: Warburg Pincus Partners II (Cayman), L.P.,
                                      its sole member
                                  By: Warburg Pincus (Bermuda) Private Equity
                                      GP Ltd.,
                                      its general partner

                                  By:  /s/ Robert B. Knauss
                                       -------------------------------------
                                       Name:  Robert B. Knauss
                                       Title: Authorised Signatory

                                  WARBURG PINCUS PRIVATE EQUITY
                                  XII-D (CAYMAN), L.P.

                                  By: Warburg Pincus (Cayman) XII, L.P.,
                                      its general partner
                                  By: Warburg Pincus (Cayman) XII GP LLC,
                                      its general partner
                                  By: Warburg Pincus Partners II (Cayman), L.P.,
                                      its sole member
                                  By: Warburg Pincus (Bermuda) Private Equity
                                      GP Ltd.,
                                      its general partner

                                  By:  /s/ Robert B. Knauss
                                       -------------------------------------
                                       Name:  Robert B. Knauss
                                       Title: Authorised Signatory

                                  WARBURG PINCUS PRIVATE EQUITY
                                  XII-E (CAYMAN), L.P.

                                  By: Warburg Pincus (Cayman) XII, L.P.,
                                      its general partner
                                  By: Warburg Pincus (Cayman) XII GP LLC,
                                      its general partner
                                  By: Warburg Pincus Partners II (Cayman), L.P.,
                                      its sole member
                                  By: Warburg Pincus (Bermuda) Private Equity
                                      GP Ltd.,
                                      its general partner

                                  By:  /s/ Robert B. Knauss
                                       -------------------------------------
                                       Name:  Robert B. Knauss
                                       Title: Authorised Signatory

                                  WARBURG PINCUS XII PARTNERS
                                  (CAYMAN), L.P.

                                  By: Warburg Pincus (Cayman) XII, L.P.,
                                      its general partner
                                  By: Warburg Pincus (Cayman) XII GP LLC,
                                      its general partner
                                  By: Warburg Pincus Partners II (Cayman), L.P.,
                                      its sole member
                                  By: Warburg Pincus (Bermuda) Private Equity
                                      GP Ltd.,
                                      its general partner

                                  By:  /s/ Robert B. Knauss
                                       -------------------------------------
                                       Name:  Robert B. Knauss
                                       Title: Authorised Signatory

                                  WP XII PARTNERS (CAYMAN), L.P.

                                  By: Warburg Pincus (Cayman) XII, L.P.,
                                      its general partner
                                  By: Warburg Pincus (Cayman) XII GP LLC,
                                      its general partner
                                  By: Warburg Pincus Partners II (Cayman), L.P.,
                                      its sole member
                                  By: Warburg Pincus (Bermuda) Private Equity
                                      GP Ltd.,
                                      its general partner

                                  By:  /s/ Robert B. Knauss
                                       -------------------------------------
                                       Name:  Robert B. Knauss
                                       Title: Authorised Signatory